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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) December 31, 2001


             CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2001, providing for the issuance of the CWMBS, INC., Alternative Loan Trust 2001-13, Mortgage Pass-Through Certificates, Series 2001-31).


                                  CWMBS, INC.
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                      333-64654             95-4596514
-------------------------------        -------------        -------------------
 (State of Other Jurisdiction           (Commission         (I.R.S. Employer
       of Incorporation)                File Number)        Identification No.)

                4500 Park Granada
              Calabasas, California                                 91302
         ------------------------------                           ----------
              (Address of Principal                               (Zip Code)
                Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------

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

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On December 31, 2001, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of December 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2001-31.

























----------------------------

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated October 22, 2001 and the Prospectus Supplement dated December 21, 2001, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2001-31.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe by loan group the characteristics of the mortgage loans in that loan group as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in that loan group. The sum of the columns may not equal the respective totals due to rounding.

                          FINAL POOL TABLES

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
State                     Mortgage Loans    Balance Outstanding    Loan Group
-------------------------------------------------------------------------------

California                    496           $ 195,049,883.87        43.85%
Colorado                       54           $  21,173,659.38         4.76%
Florida                        42           $  17,238,468.58         3.88%
Maryland                       26           $   9,480,501.53         2.13%
Massachusetts                  35           $  15,400,641.12         3.46%
New Jersey                     58           $  22,606,739.50         5.08%
New York                       54           $  22,082,477.55         4.96%
Texas                          49           $  21,516,663.92         4.84%
Virginia                       38           $  13,908,274.93         3.13%
Other (less than 2%)          270           $ 106,326,972.53        23.91%
                         -----------------------------------------------------
                             1122           $ 444,784,282.91       100.00%

----------
(1) The Other row in the preceding table includes 31 other states with under 2.00% concentrations individually. No more than approximately 0.834% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Type of Program           Mortgage Loans    Balance Outstanding    Loan Group
-------------------------------------------------------------------------------

Alternative                      27          $  12,294,009.78         2.76%
CLUES Plus                       32          $  12,662,655.00         2.85%
Full                            175          $  78,877,432.95        17.73%
No Income                       155          $  54,445,506.65        12.24%
Reduced                         709          $ 277,442,448.53        62.38%
Streamline                       24          $   9,062,230.00         2.04%
                          -----------------------------------------------------
                               1122          $ 444,784,282.91       100.00%

                         Type of Mortgaged Properties

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Property Type             Mortgage Loans    Balance Outstanding    Loan Group
-------------------------------------------------------------------------------

2-4 Units                            7      $   3,168,720.00         0.71%
Co-op                                3      $   1,373,182.00         0.31%
Hi-rise Condo                        4      $   1,449,000.00         0.33%
Low-rise Condo                      37      $  14,071,491.30         3.16%
Manufactured/Mobile Housing          1      $     315,603.44         0.07%
PUD                                293      $ 116,737,535.07        26.25%
Single Family Residence            777      $ 307,668,751.10        69.17%
                                -----------------------------------------------
                                  1122      $ 444,784,282.91       100.00%

                                Mortgage Rates

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Mortgage Rates(%)         Mortgage Loans    Balance Outstanding    Loan Group
-------------------------------------------------------------------------------

      6.125                        1          $     445,000.00        0.10%
      6.250                        4          $   1,381,587.03        0.31%
      6.375                       11          $   4,388,512.84        0.99%
      6.500                       68          $  27,071,619.21        6.09%
      6.625                       89          $  33,765,590.95        7.59%
      6.750                      190          $  76,251,664.92       17.14%
      6.875                      137          $  56,475,136.95       12.70%
      7.000                       67          $  27,520,319.55        6.19%
      7.125                       58          $  23,820,096.26        5.36%
      7.250                       67          $  26,836,570.80        6.03%
      7.375                       54          $  22,114,486.35        4.97%
      7.500                       56          $  22,825,706.53        5.13%
      7.625                       55          $  20,824,887.99        4.68%
      7.750                       40          $  15,533,151.17        3.49%
      7.875                       57          $  24,209,266.33        5.44%
      8.000                       34          $  13,086,096.94        2.94%
      8.125                       16          $   6,067,169.60        1.36%
      8.250                       34          $  11,937,935.34        2.68%
      8.375                       16          $   5,035,383.44        1.13%
      8.500                       23          $   7,790,275.04        1.75%
      8.625                        3          $   1,155,500.00        0.26%
      8.750                       14          $   5,375,666.38        1.21%
      8.875                        9          $   3,492,937.55        0.79%
      9.000                        8          $   2,880,725.00        0.65%
      9.125                        3          $   1,454,011.74        0.33%
      9.250                        3          $     898,150.00        0.20%
      9.375                        3          $   1,255,000.00        0.28%
      9.500                        1          $     499,960.00        0.11%
      9.625                        1          $     391,875.00        0.09%
                          -----------------------------------------------------
                                1122          $ 444,784,282.91      100.00%



----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 7.239% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 7.263% per annum.

                           Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Loan Purpose              Mortgage Loans    Balance Outstanding    Loan Group
-------------------------------------------------------------------------------

Cash-Out Refi                 203           $  83,405,286.86         18.75%
Purchase                      473           $ 180,580,343.50         40.60%
Rate/Term Refi                446           $ 180,798,652.55         40.65%
                       ---------------------------------------------------
                             1122           $ 444,784,282.91        100.00%

                      Original Loan-to Value Ratios(1)(2)

-------------------------------------------------------------------------------
Original Loan-to             Number of      Aggregate Principal    Percent of
Value Ratios (%)          Mortgage Loans    Balance Outstanding    Loan Group
-------------------------------------------------------------------------------

50.00 or Less                    79         $  35,315,722.83         7.94%
50.01 to 55.00                   31         $  13,252,241.29         2.98%
55.01 to 60.00                   41         $  17,725,378.25         3.99%
60.01 to 65.00                   72         $  29,133,058.35         6.55%
65.01 to 70.00                   93         $  40,100,182.50         9.02%
70.01 to 75.00                  158         $  63,378,634.45        14.25%
75.01 to 80.00                  445         $ 177,102,080.34        39.82%
80.01 to 85.00                   28         $  11,232,855.55         2.53%
85.01 to 90.00                   85         $  28,671,233.46         6.45%
90.01 to 95.00                   90         $  28,872,895.89         6.49%
                          -----------------------------------------------------
                               1122         $ 444,784,282.91       100.00%



----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 73.46%.

(2) Does not take into account any secondary financing on the mortgage loans that may exist at the time of origination.

                                Occupancy Type

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Occupancy Type            Mortgage Loans    Balance Outstanding    Loan Group
-------------------------------------------------------------------------------

Investment                      15          $   5,542,028.37        1.25%
Owner Occupied                1095          $ 434,152,895.46       97.61%
Second/Vacation Home            12          $   5,089,359.08        1.14%
                          -----------------------------------------------------
                              1122          $ 444,784,282.91      100.00%

----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances

-------------------------------------------------------------------------------
Current Mortgage             Number of      Aggregate Principal    Percent of
Loan Amount               Mortgage Loans    Balance Outstanding    Loan Group
-------------------------------------------------------------------------------

  $100,001 -   $150,000          1          $     126,527.07          0.03%
  $150,001 -   $200,000          1          $     170,103.00          0.04%
  $200,001 -   $250,000          2          $     472,293.74          0.11%
  $250,001 -   $300,000        183          $  53,019,060.15         11.92%
  $300,001 -   $350,000        310          $ 101,099,153.55         22.73%
  $350,001 -   $400,000        254          $  95,980,267.28         21.58%
  $400,001 -   $450,000        105          $  44,885,229.85         10.09%
  $450,001 -   $500,000        105          $  50,121,551.89         11.27%
  $500,001 -   $550,000         55          $  28,731,447.21          6.46%
  $550,001 -   $600,000         36          $  20,886,389.41          4.70%
  $600,001 -   $650,000         50          $  31,739,975.76          7.14%
  $650,001 -   $700,000          2          $   1,375,418.00          0.31%
  $700,001 -   $750,000          4          $   2,913,300.00          0.65%
  $750,001 - $1,000,000         12          $  10,624,566.00          2.39%
$1,000,001 - $1,500,000          2          $   2,639,000.00          0.59%
                             ------------------------------------------------
                              1122          $ 444,784,282.91        100.00%

----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $396,421.

                         Remaining Term to Maturity(1)

-------------------------------------------------------------------------------
Remaining Term               Number of      Aggregate Principal    Percent of
to Maturity (months)      Mortgage Loans    Balance Outstanding    Loan Group
-------------------------------------------------------------------------------

          360                  840          $ 336,621,311.00        75.68%
          359                  174          $  69,550,755.50        15.64%
          358                   51          $  18,560,036.38         4.17%
          357                   13          $   4,332,576.66         0.97%
          356                    6          $   2,009,237.73         0.45%
          355                    4          $   1,118,376.29         0.25%
          354                    1          $     126,527.07         0.03%
          353                    1          $     546,608.53         0.12%
          352                    1          $     323,172.63         0.07%
          300                    2          $     647,400.00         0.15%
          299                    1          $     414,446.00         0.09%
          240                   27          $  10,185,750.00         2.29%
          237                    1          $     348,085.12         0.08%
                      ----------------------------------------------------
                              1122          $ 444,784,282.91       100.00%

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans is expected to be approximately 357 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CWMBS, INC.


                                              By: /s/ Celia Coulter
                                                 --------------------------
                                                 Celia Coulter
                                                 Vice President



Dated: January 16, 2002



                                      5